CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, Chairman and President of the Value Line Centurion Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 6/30/08 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 3, 2008

By: /s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line Centurion Fund, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emily D. Washington, Treasurer of the Value Line Centurion Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 6/30/08 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 3, 2008

By: /s/ Emily D. Washington
Emily D. Washington
Treasurer
Value Line Centurion Fund, Inc.